MARCH 1, 2018

SUPPLEMENT TO

Hartford Global Impact NextShares Fund

(the “Fund”)

A SERIES OF HARTFORD FUNDS NEXTSHARES TRUST

SUMMARY PROSPECTUS

DATED DECEMBER 4, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

On February 7, 2018, the Board of Trustees of Hartford Funds NextShares Trust approved reductions in the Fund’s management fee rates and expense reimbursement arrangement. Accordingly, the following changes are made to the Fund’s Summary Prospectus, effective March 1, 2018:

The section entitled “Your Expenses” in the Fund’s Summary Prospectus is amended to revise the fee table and expense example as set forth below:

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or the examples below.

Shareholder Fees (fees paid directly from your investment): None

ANNUAL FUND OPERATING EXPENSES(1) (expenses that you pay each year as a percentage of the value of your investment):

Management fees(2)	0.62%
Other expenses(3)	0.50%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.14%
Fee waiver and/or expenses reimbursement(4)	0.43%
Total annual fund operating expenses after fee waiver and/or expenses reimbursement(4)	0.71%

(1)	Fees and expenses are based on estimated amounts for the current fiscal year. The fee table and the example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.
(2)	“Management fees” have been restated to reflect current fees.
(3)	“Other expenses” are estimated.
(4)	Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69%. This contractual arrangement will remain in effect until February 28, 2019 unless the Board of Trustees of Hartford Funds NextShares Trust approves its earlier termination.

EXAMPLE: The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year).

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Year 1	Year 3
$73	$320

HV-7357	March 2018